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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 22, 2002

                                  I-many, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             000-30883                                     01-0524931
 ----------------------------------          ----------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)


         537 Congress Street
         5th Floor
         Portland, Maine                                   04101-3353
 --------------------------------------      ----------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (207) 774-3244
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     As recommended by the Audit Committee of the Board of Directors of the Registrant, the Board of Directors has engaged Deloitte & Touche LLP ("Deloitte") to serve as I-many's independent auditors for 2002. The appointment of Deloitte became effective on May 22, 2002, the date upon which Deloitte accepted the appointment.

     During I-many's two most recent fiscal years and through May 22, 2002, I-many did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on I-many's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 I-MANY, INC.



                                                 By: /s/ Kevin Collins
                                                    ----------------------------
                                                     Kevin Collins
                                                     Chief Financial Officer

May 23, 2002